Cingulate Therapeutics

Developing next-generation drug candidates where standard-of-care treatments result in suboptimal outcomes

April 2022



CING-US-106-0423

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include all statements, other than statements of historical fact, regarding our current views and assumptions with respect to future events regarding our business, including statements with respect to our plans, assumptions, expectations, beliefs and objectives with respect to product development, clinical studies, clinical and regulatory timelines, market opportunity, competitive position, business strategies, potential growth opportunities and other statements that are predictive in nature.

These statements are generally identified by the use of such words as "may," "could," "should," "would," "believe," "anticipate," "forecast," "estimate," "expect," "intend," "plan," "continue," "outlook," "will," "potential" and similar statements of a future or forward-looking nature. Readers are cautioned that any forward-looking information provided by us or on our behalf is not a guarantee of future performance. Actual results may differ materially from those contained in these forward-looking statements as a result of various factors disclosed in our filings with the Securities and Exchange Commission (SEC), including the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2021. All forward-looking statements speak only as of the date on which they are made, and we undertake no duty to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.

Cingulate Mission

Cingulate will develop, shape market acceptance, and prepare to commercialize next-generation drug candidates in markets where currently prescribed standard-of-care treatments result in suboptimal outcomes for all stakeholders

Achievement Drives Shareholder and Team Member Value

- ✓ Proprietary Precision Timed Release™ (PTR™) platform unlocks the possibility for 'true' once-daily, multi-dose tablets
- ✓ Lead pipeline candidates target $15.3Bn* ADHD stimulant market designed to provide substantial benefits addressing the shortcomings of currently available therapies by offering:
  - ✓ **'Entire active-day'** duration and **fast onset of action**
  - ✓ **Elimination** of need for a **'booster/recovery' dose** of short-acting stimulant medication
  - ✓ **Improved tolerability** including minimization or **elimination of rebound/crash** symptoms associated with early medication **'wear-off,'** and
  - ✓ **Reduced abuse and diversion** by eliminating the need for short-acting stimulant booster doses
- ✓ CTx-1301, pivotal, fixed-dose study is slated to begin in the second quarter of 2022. New Drug Application expected in the second half of 2023 via 505(b)(2) development pathway
- ✓ PTR™ pipeline candidates to leverage technology in multitude of other $1Bn+ potential indications

*Symphony Data. 12-months rolling through Feb 2021

Targeting Treatment of ADHD - $18Bn US Market Opportunity

Frequently diagnosed, chronic pattern interfering with functioning / development

~17 Million US ADHD Patients

Adult ADHD

- ~11M patients in the US and growing (65% of children with ADHD become Adults with ADHD)
- 4.4% of the US adult population
- ~20% receive treatment

Children & Adolescents

- ~6.4M patients in the US
- 11.0% of the US under 18 population
- ~80% receive treatment

Societal Impact of ADHD
Estimated annual incremental costs of $143 to $266 billion in the United States
Earn ~ 30% less and 10% less likely to be employed
>40% higher rate of car accidents
2x greater divorce rate
2x greater incidence of accidental death
2x higher incarceration rate

References: https://www.cdc.gov/ncbddd/adhd/data.html
Doshi et al. J Am Acad Child Adolesc Psychiatr. 2012;51(10):990-1002.

$18 Billion US ADHD Market Dominated by Stimulants

Stimulants 91% of US Market
$15.3Bn[1]

70 Million Prescriptions per Year[1]

Methylphenidates

- Ritalin® / LA
- Concerta®
- Focalin® / XR
- CTx-1301 (d-MPH)

Amphetamines

- Vyvanse®
- Adderall® / XR
- Dexedrine®
- CTx-1302 (d-AMP)

Non-Stimulants[1]: 9%

- Atomoxetine
- Guanfacine
- Clonidine

✓ Despite multitude of options, patients' needs are still not being met even by the most widely prescribed extended-release ADHD medications

✓ 2017 IQVIA Survey of ADHD market found over 60% of providers were currently unsatisfied with available treatment options[3]

[1] Symphony Data. 12-months rolling through Feb 2021
[2] Outside the Box: Rethinking ADD/ADHD in Children and Adults A Practical Guide; First Edition, p. 185 Thomas E. Brown, PhD
[3] Unmet Needs in the Treatment of Pediatric and Adult ADHD, J. Rakesh MD et al, Psych Congress, Sept 2017, New Orleans, LA

ADHD Market Currently Dominated by 4 Stimulant Products

Major Unmet Medical Needs Persist

ADHD BRANDS	APPROVED	ATTRIBUTES[1]		UNMET NEEDS[1]			
		Onset	Duration (less onset)	Fast Onset of Action ≤ 30 min	Entire Active-Day Efficacy*	Minimize Crash/Rebound	Avoid Booster[2]
Vyvanse®	2007	2 hours	12 hours	✗	✗	Data Not Available	✗
Adderall® XR	2001	1 ½ hours	10 ½ hours	✗	✗	Data Not Available	✗
Concerta®	2000	2 hours	10 hours	✗	✗	Data Not Available	✗
Focalin® XR	2005	30 mins	11½ hours	✓	✗	Data Not Available	✗

$11.6B 76% Market Share ($)[2]

* Entire-active day efficacy defined as less than or equal to a 30 min onset of action with 14-16 hours of duration vs. placebo

[1] Information based upon product Package Inserts, and Summary Basis of Approvals for the approved products in chart and Ann C. Childress, Nathalie Beltran, Carl Supnet & Margaret D. Weiss (2021) Reviewing the role of emerging therapies in the ADHD armamentarium, Expert Opinion on Emerging Drugs, 26:1, 1-16.
[2] Symphony Data. 12-months rolling through Feb 2021

ADHD Market Leaders Do Not Provide "Built-In Booster"

Market Leaders Stop Delivery of Medication 4-5 Hours After Administration

ADHD BRANDS	ATTRIBUTES[1]		RELEASE PROFILES[1]		
	Onset	Duration (less onset)	DOSE 1 / STYLE / TIME	DOSE 2 / STYLE / TIME	DOSE 3 / STYLE /TIME
Vyvanse®	2 hours	12 hours	100% PRODRUG SUSTAINED RELEASE OVER 2 – 3 HOURS	0	0
Adderall® XR (and generics)	1 ½ hours	10 ½ hours	50% IMMEDIATE RELEASE	50% IMMEDIATE RELEASE AT HOUR 4	0
Concerta® (and generics)	2 hours	10 hours	22% IMMEDIATE RELEASE	78% SUSTAINED RELEASE OVER 4-5 HOURS	0
Focalin® XR (and generics)	30 mins	11½ hours	50% IMMEDIATE RELEASE	50% IMMEDIATE RELEASE AT HOUR 4	0

[1] Information based upon product Package Inserts, and Summary Basis of Approvals

60%
use short-acting 'booster' dose
every day!

Source: Outside the Box: Rethinking ADD/ADHD in Children and Adults A Practical Guide; First Edition, p. 185 Thomas E. Brown, PhD

Recent Launches Lack Meaningful Clinical Innovation

Niche Delivery Platforms – Designed to Fail in ADHD

ADHD BRANDS	ATTRIBUTES[1]		UNMET NEEDS			
Product	Onset	Duration	Fast Acting (≤ 30 min)	Entire Active-Day Efficacy*	Avoid Crash/Rebound	Avoid Booster
Quillivant / Chew® XR	60 mins	8 hours	✘	✘	✘	✘
Mydayis®	2 or 4 hrs	16+ hours	✘	✘	✘	Potentially
Adzenys® ER/ODT	60 mins	8-9 hours	✘	✘	✘	✘
Cotempla® XR/ODT	60 mins	10-12 hours	✘	✘	✘	✘
Aptensio® XR	60 mins	9 hours	✘	✘	✘	✘
Evekeo® / ODT	60 mins	10 hours	✘	✘	✘	✘
Dynavel® XR Oral Susp.	60 min	13 hours	✘	✘	✘	✘
Zenzedi®	60 mins	4-5 hours	✘	✘	✘	✘
Jornay® PM (at night)	2-hour window	10-11 hours	✘	✘	✘	✘
Adhansia® XR	60 mins	12-13 hours	✘	✘	✘	✘
Azstarys® (summer 2021)	Failed Endpoint	Failed Endpoint	✘	✘	✘	✘

* Entire-active day efficacy defined as less than or equal to a 30 min onset of action with 14-16 hours of duration vs. placebo

[1] Information based upon product Package Inserts and Summary Basis of Approvals and Ann C. Childress, Nathalie Beltran, Carl Supnet & Margaret D. Weiss (2021) Reviewing the role of emerging therapies in the ADHD armamentarium, Expert Opinion on Emerging Drugs, 26:1, 1-16.

CINGULATE®

The Cingulate Solution for ADHD Patients & Providers

MASTERY®
CTx-1301

ACCOMPLISH®
CTx-1302

CING-US-106-0423

Cingulate's Precision Timed Release™ Platform Technology

Disruptive Technology Changing the Paradigm of Oral Drug Delivery

- Our current pipeline candidates contain three releases of active pharmaceutical ingredient combined into one small tablet dosage form, smaller than many single dose ADHD products
- Each release is separated with a proprietary Erosion Barrier Layer (EBL), providing precise erosion that yields a consistent, predictable, and controlled drug release at prespecified time intervals
- Each of our current pipeline candidates are created using our proprietary specialized compression technology
- Manufacturing process capable of delivering real-time product release and distribution


Triple Release
Adderall
Single Dose
Vyvanse
Single Dose
Mucinex
Advil
Tylenol
500
50mg
LIBERTY
2017


Immediate Release
Third Release
Second Release
Film Coat
Erosion Barrier Layers

See PTR in Action

Nine Significant Points of Differentiation

NO ADHD product available today combines all unmet needs

- ✓ Provide 'entire active-day' efficacy
- ✓ Fast onset of action
- ✓ Eliminate need for booster/recovery dose
- ✓ Avoid crash and rebound effect

PTR technology affords our product candidates the following potential advantages over currently available ADHD treatments

- ✓ Reduce abuse / diversion by eliminating booster
- ✓ Significantly improved tolerability
- ✓ Lower costs to patients, providers, and payers
- ✓ Ability to optimize with 8 dosage strengths
- ✓ Single-enantiomer API selection

CTx-1301 (d-MPH) and CTx-1302 (d-AMP)

Ideal Design Provides Exclusive Ability to Overcome Unmet Needs

CINGULATE	TARGET ATTRIBUTES		RELEASE PROFILES		
	Onset	Duration	DOSE 1 / STYLE / TIME	DOSE 2 / STYLE / TIME	DOSE 3 / STYLE /TIME
CTx-1301 (d-MPH)	30 mins	Up to 16 hours	35% IMMEDIATE RELEASE	45% SUSTAINED RELEASE OVER 90 MINUTES AT HOUR 3	20% IMMEDIATE RELEASE AT HOUR 7
CTx-1302 (d-AMP)	30 mins	Up to 16 hours	45% IMMEDIATE RELEASE	35% SUSTAINED RELEASE OVER 90 MINUTES AT HOUR 3	20% IMMEDIATE RELEASE AT HOUR 7

CINGULATE	TARGET ATTRIBUTES		UNMET NEEDS			
	Onset	Duration	Fast Acting (≤ 30 min)	Entire Active-Day Efficacy	Avoid Crash/Rebound	Avoid Booster
CTx-1301 (d-MPH)	30 mins	Up to 16 hours	✓	✓	✓	✓
CTx-1301 (d-AMP)	30 mins	Up to 16 hours	✓	✓	✓	✓

6.25-mg 12.5-mg 18.75-mg 25-mg 31.25-mg 37.5-mg 43.75-mg 50-mg

CTx-1301 Clinical Phase 2 Study Results

Plasma dexmethylphenidate (dMPH) Concentration vs Time


Low Dose
3000
2500
2000
1500
1000
500
0
0
5
10
15
20
25
30
Fast Onset
Controlled Descent
p<0.05
Extended Therapeutic Duration
Focalin® XR 5-mg
CTx-1301 6.25-mg

- ✓ Extends duration for '**entire active-day**' without the booster dose!
- ✓ Results demonstrate **fast onset** with the **desired controlled descent**
- ✓ Minimize '**crash/rebound**' effect, common with available alternatives

At the Individual Level, Tri-modal Delivery is Clear

Entire Active-Day Efficacy, Stop the Crash & Rebound, Eliminate the Booster Dose

Subject ID: 01-504


3500
3000
2500
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1000
500
0
0
5
10
15
20
25
30
1
2
3
CTx-1301 6.25-mg
Focalin XR 5-mg


30000
25000
20000
15000
10000
5000
0
0
5
10
15
20
25
30
1
2
3
CTx-1301 50-mg
Focalin XR 40-mg

Subject ID: 01-510


4000
3500
3000
2500
2000
1500
1000
500
0
-500
0
5
10
15
20
25
30
1
2
3
CTx-1301 6.25-mg
Focalin XR 5-mg


45000
40000
35000
30000
25000
20000
15000
10000
5000
0
0
5
10
15
20
25
30
1
2
3
CTx-1301 50-mg
Focalin XR 40-mg

CTx-1301 Demonstrated Significantly Lower Adverse Events

28.6% reduction in TEAE's related to CTx-1301 versus Focalin XR (14.3% difference)

	Focalin XR 5 mg (n=41)	CTx-1301 6.25 mg (n=39)	Focalin XR 40 mg (n=43)	CTx-1301 50 mg (n=42)	All CTx-1301 (n=42)	All Focalin XR (n=44)
Patients with at least one						
Treatment Emergent Adverse Events	7 (17.1%)	4 (10.3%)	22 (51.2%)	14 (33.3%)	17 (40.5%)	25 (56.8%)
Mild	7 (17.1%)	4 (10.3%)	20 (46.5%)	14 (33%)	17 (40.5%)	23 (52.3%)
Moderate	0	0	2 (4.7%)	0	0	2 (4.5%)
Severe	0	0	0	0	0	0
TEAE Related to Study Drug	**5 (12.2%)**	**3 (7.7%)**	**20 (46.5%)**	**13 (31.0%)**	**15 (35.7%)**	**22 (50.0%)**
AE Leading to Study or Drug Withdrawal	1 (2.4%)	0	1 (2.3%)	0	0	2 (4.5%)

There were no serious adverse events.

Source: CSR CTx-1301-001 Listing 16.2.7.1

MASTERY® Planned Phase 3 Trials


2019 - 2021
2022
2023
2024
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
Phase 1 & 2
Formulation Study
Comparative BA Study
Food Effect Study n=26
NDA Preparation & Filing
Phase 3
Pediatric / Adolescent Fixed-Dose, Placebo-Controlled Trial n=300
Pediatric Efficacy & Safety Onset / Duration n~50
Dose-Optimization Extension (6-17 y/o)
Exploratory Endpoints
Investigator Initiated Trials

Target dates; actual timeline may vary

ACCOMPLISH®
CTx-1302 Trials planned for initiation in 2023

Commercialization to Drive Revenue

Changing dynamics in ADHD commercial landscape

- Ability to dominate share of voice
  - Concerta, Adderall XR, Focalin XR are all off-patent with no promotion
  - Vyvanse loss of exclusivity ~August 2023
- New entrants lack major promotional efforts, field forces, and revenue

Maximize Access for Patients and Providers

- Efficacy, tolerability, 1 vs 2 Rx's, Abuse/Diversion
- *REBATES*
- PBM's driven by rebate guarantees to payers; estimated >$2B last year*
- ADHD is a high brand utilization market with high-cost generics at 55-90% of branded drug cost*

Cingulate's Comprehensive Commercial Model

- **Branded product of choice ~ Clinicians, Patients, & Payers**
- **Strategic partnership to maximize market access, distribution, promotion across all channels**
  - Psychiatry / Neurology & Pediatrics / Family Practice encompass 84% of ADHD market*
  - Maximize and retain NPV to Cingulate

*Symphony Data. 12-months rolling through Feb 2022

Exclusivity: IP, Agreements, and Trade Secrets

Intellectual property rights expected to provide exclusivity through 2035 at a minimum

- OralogiK™ Erosion Barrier Layer
  - Five (5) patents granted (US & Global) expiry dates ranging from 2031 to 2035,
  - One (1) OralogiK™ patent pending (US, Europe)
- Three (3) Cingulate product specific patents under prosecution with USPTO and global entities
  - Pharmacokinetics
  - Trimodal release of API
  - Pharmacodynamics
  - Formulation, Precise Timing, Ratio of API

Exclusivity agreements

- Compression technology exclusivity for branded Cingulate products
- Significant modifications and exclusive process technologies incorporated

Trade Secrets

- Methods, tools, processes, designs, and equipment trade secrets



Vast Pipeline of Next-Generation Medications Beyond ADHD

- ✓ Leverage our PTR platform in other therapeutics areas
- ✓ Market Criteria:
  - $1Bn+ in peak sales
  - Next-generation mediations with significant improvement over existing therapies

Identified PTR™ Platform Pipeline Opportunities

Near-Term Focus

- Anxiety
- Insomnia
- Depression
- Bipolar Disorder
- Parkinson's Disease
- Cardiovascular Disorders

Future Therapeutic Areas

- Migraine
- Hypothyroidism
- Oral Oncology Medicines
- Psychosis
- Alzheimer's
- Pain (Non-Opioid)

Cingulate Mission

Develop…

Shape market acceptance, and…

Prepare to commercialize next-generation drug candidates…

Where currently prescribed standard-of-care treatments result in suboptimal outcomes for all stakeholders

Achievement Drives Shareholder and Team Member Value

Appendix



Senior Management Team

Proven, Experienced Pharmaceutical Industry Team

Leadership team brings extensive expertise in ADHD, clinical trials, pharmaceutical development, manufacturing, commercialization, market access, and patient care. Team has led 200+ clinical trials, 300+ publications, 30+ FDA drug approvals and the management of several billion-dollar brands.

Shane J Schaffer, PharmD
Chairman & Chief Executive Officer
Pfizer, Novartis, Sanofi

Matthew N Brams, MD
Chief Medical Officer
Baylor College of Medicine, Bayou City Research

Laurie A Myers, PhD MBA
Chief Operating Officer
Pfizer, Novartis, DuPont, Sanofi

Louis G Van Horn, MBA
Chief Financial Officer
EMI, Kansas City Southern Lines, pwc

Raul R Silva, MD
Chief Science Officer
New York University Child Study Center

Craig S Gilgallon, Esq
General Counsel
Davis Polk, PGR

Board of Directors

Experienced and Accomplished Directors



Shane J Schaffer, PharmD

Chairman & Chief Executive Officer

Pfizer NOVARTIS SANOFI



Gregg Givens

DST MASTER COMPLEXITY™ pwc



Jeff Hargroves

PROPHARMA GROUP®



Peter J Werth

CHEMWERTH



Jeff Conroy

EMBODY



Patrick Gallagher, MBA CFA

LAIDLAW & COMPANY



Curt Medeiros, MBA ChemE

OPTUM® ontrak better, together

In-Vitro Comparison: CTx-1301 (25-mg) and Focalin XR (20-mg)


CTx-1301
"Built-in Booster for Entire Active-Day"
CTx-1301
Focalin XR
Focalin XR
"Done for the Day"
3 vs 4-hour Delay
Immediate Release
Focalin XR Percent d-MPH Released
100
50
CTx-1301 Percent d-MPH Released
100
80
35
0
2
4
6
8
10
12
14
16
Hours

CTx-1301 Clinical Phase 2 Study Results

PTR™ Technology Delivers Minimal Intersubject Variability


Actual Treatment
A: Focalin XR Extended-Release capsule 5 mg
B: CTx-1301 trimodal 6.25 mg tablet
Mean d-MPH Plasma Concentration (pg/mL) (Linear)
6000
5000
4000
3000
2000
1000
0
Pre-dose
0.5hr
1hr
1.5hrs
2hrs
3hrs
4hrs
5hrs
6hrs
7hrs
8hrs
9hrs
10hrs
11hrs
12hrs
13hrs
14hrs
15hrs
16hrs
20hrs
24hrs
28hrs
Analysis Timepoint

- ✓ Despite expected intersubject variability with all methylphenidates, illustrated by the error bars, **all the benefits of PTR™ are maintained**
- ✓ **39 ADHD Subjects, very tight standard error especially in late day**
- ✓ Provides **ideal entire active day concentration with ability to minimize "crash"**


Actual Treatment
C: Focalin XR Extended-Release capsule 40 mg
D: CTx-1301 trimodal 50 mg tablet
Mean d-MPH Plasma Concentration (pg/mL) (Linear)
26000
24000
22000
20000
18000
16000
14000
12000
10000
8000
6000
4000
2000
0
Pre-dose
0.5hr
1hr
1.5hrs
2hrs
3hrs
4hrs
5hrs
6hrs
7hrs
8hrs
9hrs
10hrs
11hrs
12hrs
13hrs
14hrs
15hrs
16hrs
20hrs
24hrs
28hrs
Analysis Timepoint

100% of Stimulants Have Been Approved

30 stimulant product approvals in ADHD over last 50+ years

Methylphenidates	Status	Approval Date
Azstarys*	**APPROVED**	March 2021
Adhansia XR*	**APPROVED**	February 2019
Jornay PM*	**APPROVED**	August 2018
Cotempla XR ODT*	**APPROVED**	June 2017
Quillichew ER*	**APPROVED**	December 2015
Quillivant XR*	**APPROVED**	September 2012
Aptensio XR*	**APPROVED**	April 2015
Daytrana*	**APPROVED**	April 2006
Focalin XR	**APPROVED**	May 2005
Methylin Chewable Tablets*	**APPROVED**	April 2003
Ritalin LA	**APPROVED**	June 2002
Focalin	**APPROVED**	November 2001
Metadate CD*	**APPROVED**	April 2001
Concerta	**APPROVED**	August 2000
Metadate ER*	**APPROVED**	June 1988
Desoxyn	**APPROVED**	Pre-1984
Ritalin	**APPROVED**	Pre-1984

Amphetamines	Status	Approval Date
Evekeo ODT*	**APPROVED**	January 2019
Evekeo	**APPROVED**	August 2018
Adzenys ER*	**APPROVED**	September 2017
Mydayis	**APPROVED**	June 2017
Adzenys XR/ODT*	**APPROVED**	January 2016
Dyanavel XR	**APPROVED**	October 2015
Zenzedi	**APPROVED**	May 2013
Procentra	**APPROVED**	January 2008
Vyvanse	**APPROVED**	February 2007
Adderall XR	**APPROVED**	October 2001
Adderall	**APPROVED**	February 1996
Dextrostat	**APPROVED**	Pre-1984
Dexedrine Spansule	**APPROVED**	Pre-1984
TRN-110 (Tris Pharma)	Phase 3 (Oct. 2019)	Projected 2021
Amphetamine Transdermal System (Noven)	Phase 2 (March 2013)	Projected 2022
ADAIR (Abuse Deterrent Amphetamine IR - Vallon)*	Phase 2 (June 2017)	Projected 2023

References: ClinicalTrials.gov, FDA Summary of Approvals, Noven Pharmaceuticals, Tris Pharma, and Vallon Pharmaceuticals

Note: Asterisks indicate stimulants used / plan to use the 505(b)2 regulatory pathway for approval